Douglas Scully Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 925-6960 douglas.scully@prudential.com

September 7, 2017

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Prudential Annuities Life Assurance Corporation Variable Account B
File No. 811-05438

Members of the Commission:

On behalf of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2017, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
ProFunds	811-08239
The Prudential Series Fund	811-03623
Davis Variable Account Fund, Inc.	811-09293
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127
Nationwide Variable Insurance Trust	811-03213
Rydex Variable Trust	811-08821
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Wells Fargo Variable Trust	811-09255

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

Please call me at (203) 925-6960 if you have any questions.

Very truly yours,

/s/Douglas Scully
Douglas Scully